SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



        New Jersey                    1-87                   16-0417150
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)


                                343 State Street,
                            Rochester, New York 14650
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code  (585) 724-4000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On July 20, 2005, Eastman Kodak Company issued a press release and a supplemental financial discussion document describing its financial results for its second fiscal quarter ended June 30, 2005. Copies of the press release and financial discussion document are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Within the Company's second quarter 2005 press release and financial discussion document, the Company makes reference to certain non-GAAP financial measures including "Earnings from continuing operations, excluding non-operational items", "Earnings from operations, excluding non-operational items", "Earnings from continuing operations, excluding the impact of the non-operational net charges", "Earnings per share, excluding non-operational items", "Free cash flow", "Operating cash flow" and "Investable cash flow", which have directly comparable GAAP financial measures, and to certain calculations that are based on non-GAAP financial measures, including "Days sales outstanding" and "Days supply in inventory." The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Kodak's financial condition, results of operations and cash flows are as follows:

Earnings from continuing operations, excluding non-operational items/Earnings from operations, excluding non-operational items/Earnings from continuing operations, excluding the impact of the non-operational net charges/Earnings per share, excluding non-operational items - The Company's management believes that the presentation of earnings from continuing operations, excluding non-operational items/earnings from operations, excluding non-operational items/earnings from continuing operations, excluding the impact of the non-operational net charges/ earnings per share, excluding non-operational items, are important additional measures of performance that can be used for comparing results between reporting periods. These operating measures represent the principle internal measures of performance, and form the basis of internal management performance expectations and certain incentive compensation.

Free cash flow / Operating cash flow / Investable cash flow - The Company believes that the presentation of free cash flow, operating cash flow and investable cash flow is useful information to investors as they facilitate the comparison of cash flows between reporting periods. In addition, management utilizes these measures as tools to assess the Company's ability to repay debt and repurchase its own common stock, after it has satisfied its working capital needs, dividends, and funded capital expenditures, acquisitions and investments. The free cash flow measure equals net cash provided by continuing operations, as determined under Generally Accepted Accounting Principles in the U.S. (U.S.
GAAP) minus capital expenditures. The operating cash flow measure equals free cash flow plus proceeds from the sale of assets, minus acquisitions, debt assumed in acquisitions, investments in unconsolidated affiliates, and dividends. The investable cash flow measure equals operating cash flow excluding the impact of acquisitions and debt assumed in acquisitions, and forms the basis of internal management performance expectations and certain incentive compensation. Accordingly, the Company believes that the presentation of this information is useful to investors as it provides them with the same data as management uses to facilitate their assessment of the Company's cash position.

Days sales outstanding (DSO) - The Company believes that the presentation of a DSO result that includes the impact of reclassifying rebates as an offset to receivables is useful information to investors, as this calculation is more reflective of the Company's receivables performance and cash collection efforts due to the fact that most customers reduce their actual cash payment to the Company by the amount of rebates owed to them.

Days supply in inventory (DSI) - The Company believes that the presentation of a DSI result that is based on inventory before the LIFO reserve is useful information to investors, as this calculation is more reflective of the Company's actual inventory turns due to the fact that the inventory values in the calculation are based on current cost. The Company also believes that the presentation of a DSI result that is based on a cost of goods sold amount that excludes certain manufacturing-related costs that are considered to be unusual, or that occur infrequently, is useful information to investors, as it is more reflective of the Company's actual inventory performance.






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Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

 (c)   Exhibits
       --------

 Exhibit 99.1    Press release issued July 20, 2005        Furnished with
                 regarding financial results for the       this document
                 second quarter of 2005

 Exhibit 99.2    Financial discussion document issued      Furnished with
                 July 20, 2005 regarding financial         this document
                 results for the second quarter of 2005






                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EASTMAN KODAK COMPANY



                                         By: /s/ Richard G. Brown, Jr.
                                         -----------------------------
                                         Name: Richard G. Brown, Jr.
                                         Title: Controller


Date: July 20, 2005


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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.            Description
----------             -----------

  99.1 Press release issued July 20, 2005 regarding financial results for the second quarter 2005

  99.2 Financial discussion document issued July 20, 2005 regarding financial results for the second quarter 2005